                        COMMON STOCK PURCHASE AGREEMENT

       THIS COMMON STOCK PURCHASE AGREEMENT (the "AGREEMENT") is made and entered into as of this 6th day of April, 1999, by and between TELECOM WIRELESS CORPORATION, a Utah corporation (the "COMPANY"), and the person whose name appears on the signature page hereof adjacent to the caption "Name of Purchaser" (the "PURCHASER").

                                   BACKGROUND

       The Company has authorized the issuance, sale, and delivery of up to $600,000 of common stock of the Company par value $.006 (the "COMMON STOCK") pursuant to Rule 504 of Regulation D ("REGULATION D") of the Securities Act of 1933, as amended (the "1933 ACT"). The Company has within twelve months of the date of this Agreement sold and issued certain shares of its common stock pursuant to Rule 504 of Regulation D, and desires to complete the transactions contemplated herein as permitted by the limits of Regulation D and the 1933 Act. Purchaser desires to purchase, on the terms set forth herein, the number of shares of Common Stock set forth on the signature page hereto adjacent to the caption "Number of Shares Purchased" (the "SHARES"), at the price per Share set forth on the signature page hereto adjacent to the caption "Purchase Price Per Share" (the "PRICE PER SHARE"). Pursuant to the terms of an Escrow Agreement (the "ESCROW AGREEMENT") dated April 2, 1999, by and among the Company, the Escrow Agent, and the Purchaser, the Company has established an escrow account (the "ESCROW ACCOUNT") with SunTrust Bank, Atlanta (the "ESCROW AGENT"), providing for the initial receipt of all funds submitted pursuant to this Agreement.

                                   AGREEMENT

       For and in consideration of the premises, the mutual covenants contained herein, and other good and valuable consideration, the parties hereto agree as follows:

       SECTION 1. PURCHASE OF STOCK. Purchaser hereby purchases the Shares at the Price Per Share and herewith delivers to the Escrow Agent by wire transfer (pursuant to the wire transfer instructions established in the Escrow Agreement) or check, an amount equal to the product of the number of Shares purchased MULTIPLIED BY the Price Per Share (such amount is the "PURCHASE PRICE").

       SECTION 2. THE CLOSING. Within two (2) business days following the receipt of the Purchase Price and this Agreement executed by Purchaser, the Company shall accept or reject this Agreement. If the Company rejects this Agreement, the Company shall so notify Purchaser in writing, which writing shall direct the Escrow Agent to remit the amount tendered by Purchaser in payment of the Purchase Price, and shall destroy this Agreement. If the Company accepts this Agreement, the Company shall: (i) promptly indicate its acceptance of this Agreement, (ii) issue and deliver to Purchaser a certificate, registered in the name of Purchaser, evidencing the Shares, and
(iii) furnish to Purchaser a copy of this Agreement, executed by the Company. Thereafter, the Company may transmit to Escrow Agent a release notice directing the release of funds held in the Escrow Account, in accordance with the instructions contained in such notice.

       SECTION 3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. To induce Purchaser to purchase the Shares, the Company hereby represents and warrants to Purchaser that:

       3.1. ORGANIZATION, STANDING, AND QUALIFICATION. The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Utah and is duly qualified to transact business as a foreign corporation and is in good standing in each state in which the nature of the business transacted by it or the character of the properties owned or leased by it requires such qualification. The Company has the requisite corporate power and authority to own, lease, and operate its properties and assets, and to carry on its business as presently conducted and as proposed to be conducted, and prior to the date hereof has not and as of the date hereof does not operate as a "blind-pool" or other similar corporation.

       3.2.   SUBSIDIARIES AND OTHER EQUITY INTERESTS.  The Company does not
(a) own of record or beneficially, directly, or indirectly, (i) any shares of capital stock or securities convertible into capital stock of any corporation, or (ii) any participating interest in any partnership, joint venture, or other non-corporate business enterprise or (b) control, directly or indirectly, any other entity, PROVIDED HOWEVER, that the Company has previously disclosed that it owns, controls, or beneficially holds all of the issued and outstanding stock of (i) Phoenix Communications, Inc., a Colorado corporation, and (ii) Keys Microcable Corporation, a Florida corporation.

       3.3. AUTHORIZATION OF AGREEMENTS, ETC. All corporate action on the part of the Company, its officers, directors, and shareholders necessary for the sale and issuance of the Shares and the execution, delivery, and performance by the Company of this Agreement has been duly and validly taken. This Agreement is the valid and binding obligation of the Company enforceable against the Company in accordance with its terms except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or other laws of general application relating to or affecting enforcement of creditors' rights, and by the exercise of judicial discretion in accordance with general equitable principles.

       3.4. COMPLIANCE WITH OTHER INSTRUMENTS. The Company is not in violation of or default under any provision of its articles of incorporation or bylaws, or any provision of any indenture, contract, agreement, mortgage, deed of trust, loan, commitment, judgment, decree, order, or obligation to which it is a party or by which any of its properties or assets are bound, or to the best of the Company's knowledge, of any provision of any federal, state, or local statute, rule, or governmental regulation applicable to the Company. The execution and delivery by the Company of this Agreement and the other documents and instruments contemplated hereby, the performance by the Company of its obligations hereunder and thereunder, and the issuance, sale, and delivery of the Shares, will not result in any such violation, conflict with, breach of, or constitute (with due notice or lapse of time or both) a default under, any such provision, require any consent or waiver under any such provision, or result in the creation or imposition of any lien, charge, restriction, claim, or encumbrance of any nature whatsoever upon any of the properties or assets of the Company.

       3.5. TITLE TO PROPERTIES. The Company has good and marketable title to all the tangible properties and assets owned by it, free and clear of all mortgages, pledges, security interests, liens, charges, claims, restrictions, and other encumbrances, except liens for current taxes not yet due and payable and minor imperfections of title, if any, not material in nature or amount and not materially detracting from the value or impairing the use of the property subject thereto or impairing the operations or proposed operations of the Company. The Company owns, leases, or licenses all tangible properties and assets necessary to the operation of its business as now conducted.

       3.6. LEASEHOLD INTERESTS. Each lease or agreement to which the Company is a party under which it is a lessee of any property, real or personal, is a valid and subsisting agreement without any default of the Company thereunder and, to the best of the Company's knowledge, without any default thereunder of any other party thereto. No event has occurred and is continuing which, with due notice or lapse of time or both, would constitute a default or event of default by the Company under any such lease or agreement or, to the best of the Company's knowledge, by any other party thereto. The Company's possession of such property has not been disturbed and, to the best of the Company's knowledge, no claim has been asserted against the Company adverse to its rights in such leasehold interests.

       3.7. BROKERS. The Company has no contract, arrangement, or understanding with any broker, finder, or similar agent with respect to the transactions contemplated by this Agreement, EXCEPT for the Placement Agency Agreement of even date herewith, between the Company and Jack Augsback & Associates, Inc., a Florida corporation.

       3.8. TAXES. The Company has filed or obtained filing extensions for all tax returns, federal, state, county, and local, required to be filed by it, and the Company has paid or established adequate reserves (in accordance with generally accepted accounting principles) for the payment of all taxes shown to be due by such returns as well as all other taxes, assessments, and governmental charges which have become due or payable, including, without limitation, all taxes which the Company is obligated to withhold from amounts owing to employees, creditors, and third parties.

       3.9. CONFIDENTIAL COMPANY INFORMATION. The unaudited Balance Sheet dated December 31, 1998, and an Income Statement for the twelve months then ended (collectively, the "FINANCIAL STATEMENTS") are in accordance with the books and records of the Company and present fairly the financial condition of the Company as of the respective dates indicated and the results of operations for such periods, except that the Financial Statements are subject to year-end audit adjustments. The books, records, and accounts of the Company accurately and fairly reflect, in reasonable detail, the transactions, the assets, and the liabilities of the Company. The Company has not engaged in any transaction, maintained any bank account, or used any of the funds of the Company, except for transactions, bank accounts, and funds which have been and are reflected in the normally maintained books and records of the Company.

       3.10. PRIOR OFFERINGS. The Company has not engaged in any offering or sale of its securities within the twelve (12) month period prior to the date of this Agreement that resulted in greater than $300,000.00 in proceeds to the Company pursuant to any offering(s) under Regulation D of the Securities Act (as defined below).

       3.11. CAPITALIZATION. Immediately prior to Closing, the authorized capital stock of the Company consisted of 500,000,000 shares of capital stock, of which 500,000,000 shares are Common Stock, par value $.006, of which approximately 4,634,969 shares are issued and outstanding, and there are no shares of preferred stock (the "PREFERRED STOCK") authorized as of the date hereof. All of such outstanding shares have been duly authorized and validly issued and are fully paid and nonassessable. No shares of Common Stock are subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by the Company, EXCEPT that the Purchaser purchasing Shares hereunder is entitled to receive repricing warrants being issued by the Company under certain circumstances, as more fully outlined in the Term Sheet (as defined in Section 5.5 below). As of the effective date of this Agreement, the Company has previously granted to an existing shareholder of the Company warrants for the exercise of Common Stock of the Company under certain circumstances, and has entered into an agreement with an existing shareholder of the Company to issue to such shareholder additional Company securities (either additional Common Stock or a class of convertible preferred stock not existing as of the date of this Agreement). These agreements may contain certain obligations of the Company in respect of registration rights in favor of certain shareholders of the Company and not others. As of the effective date hereof, there are no outstanding debt securities of the Company and, except as stated in this
Section 3.11, no agreements or arrangements under which the Company or any of its subsidiaries is obligated to register the sale of any of their securities under the 1933 Act. There are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Shares in the manner contemplated by this Agreement. The Company has furnished or agreed to make available to the Purchaser true and correct copies of: (x) the Company's Certificate of Incorporation, as amended prior to the date here of (the "CHARTER"), (y) the Company's Bylaws, as in effect on the date hereof (the "BYLAWS"), and (z) the terms of all securities convertible into or exercisable for Common Stock and the material rights of the holders thereof in respect thereto, if any, and as of the date hereof is planning no other changes to its corporate or capitalization structure; PROVIDED HOWEVER, that the Company is planning to effect a reverse stock split within thirty days after the date hereof, substantially under the terms that each five (5) shares of currently issued and outstanding Common Stock of the Company will be exchanged for one (1) share of newly issued Common Stock of the Company, and the number of authorized shares of Common Stock of the Company available for issuance will be reduced to 100,000,000 at at a restated par value of $.001.

       SECTION 4. REPRESENTATIONS AND WARRANTIES OF PURCHASER. Purchaser acknowledges that the Shares have not been registered under the Securities Act of 1933, as amended (the "SECURITIES ACT"), and are being offered and sold pursuant to an exemption from registration contained in the Securities Act based in part upon the representations of Purchaser contained herein. Purchaser represents and warrants to the Company that:

              (a) The Shares are being acquired for Purchaser's own account, for investment and not with a view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the Securities Act or the securities laws of any other state applicable to Purchaser.

              (b) Purchaser and any representatives of Purchaser have been afforded full and free access to corporate books, records, contracts, documents, and other information concerning the Company and to offices and facilities of the Company, have been afforded an opportunity to ask such questions of the Company's officers, employees, agents, accountants, and representatives concerning the Company's business, operations, financial condition, assets, liabilities, and other relevant matters as they have deemed necessary or desirable, and have been given all such information as has been requested, in order to evaluate the merits and risks of the prospective investments contemplated herein.

              (c) Purchaser and Purchaser's representatives have been solely responsible for Purchaser's own "due diligence" investigation of the Company and the Company's management and business, for Purchaser's own analysis of the merits and risks of this investment, and for Purchaser's own analysis of the fairness and desirability of the terms of the investment. Purchaser has such knowledge and experience in financial and business matters that Purchaser is capable of evaluating the merits and risks of the purchase of the Shares pursuant to the terms of this Agreement and of protecting Purchaser's interests in connection therewith.

              (d) Purchaser acknowledges that the purchase of the Shares is a speculative investment, and that no assurance has been given by the Company or any person authorized to act on its behalf that the purchase of the Shares will not ultimately result in a total loss of Purchaser's investment. Purchaser acknowledges that Purchaser is able to bear the economic risk of the purchase of the Shares pursuant to the terms of this Agreement, including a complete loss of Purchaser's investment in the Shares. Purchaser has no need for current income from the Shares and has sufficient liquid financial resources remaining after the purchase of the Shares to provide for Purchaser's current needs and reasonable contingencies.

       4.1. ACKNOWLEDGMENT OF STATUS OF SHARES. Purchaser acknowledges that the Shares have not been registered under the Securities Act or any applicable state blue sky laws by reason of their issuance in a transaction exempt from the registration requirements of the Securities Act pursuant to
Section 3(b) thereof and Rule 504 promulgated under the Securities Act and exemptions under applicable state blue sky law;

       4.2. PURCHASER INFORMATION. The information furnished by Purchaser on the signature page hereof is true and correct.

       4.3. POWER AND AUTHORITY. Purchaser has the full right, power, authority, and capacity to enter into and perform Purchaser's obligations under this Agreement, and this Agreement constitutes a valid and binding obligation of Purchaser enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or other laws of general application relating to or affecting enforcement of creditors' rights and rules or laws concerning equitable remedies.

       4.4. NO PUBLIC SOLICITATIONS. Purchaser knows of no public solicitations or advertisements in connection with the offer and sale of the Shares.

       SECTION 5. COVENANTS OF THE COMPANY. The Company covenants and agrees with Purchaser that, until the first to occur of the closing of a public offering or the date Purchaser is no longer a holder of any Shares:

       5.1. FINANCIAL STATEMENTS, REPORTS, ETC. The Company shall furnish, upon the written request of Purchaser:

              (a) within ninety (90) days after the end of each fiscal year of the Company, an unaudited balance sheet of the Company, as of the end of such fiscal year, and the related unaudited statements of income, shareholders' equity, and changes in cash flows for such fiscal year, prepared in accordance with generally accepted accounting principles and certified by the President and chief financial officer of the Company;

              (b) within thirty (30) days after the end of each fiscal month, other than the last month in each fiscal year, an unaudited summary balance sheet of the Company and an unaudited summary income statement of the Company; and,

              (c) promptly, from time to time, such other information regarding the business, prospects, financial condition, operations, property, or affairs of the Company as Purchaser reasonably may request; PROVIDED HOWEVER that the Company shall not be required to disclose information it deems to be a trade secret or confidential information unless Purchaser shall have signed a confidentiality agreement.

       5.2. KEEPING OF RECORDS AND BOOKS OF ACCOUNT. The Company shall keep adequate records and books of account, in which complete entries will be made in accordance with generally accepted accounting principles, consistently applied, reflecting all financial transactions of the Company and in which, for each fiscal year, all proper reserves for depreciation, depletion, obsolescence, amortization, taxes, bad debts, and other purposes in connection with its business shall be made.

       5.3. PIGGY-BACK REGISTRATION RIGHTS. Commencing with any initial public offering, the Holder shall have unlimited piggyback registrations until all shares of Common Stock issued or issuable upon the exercise of any warrants obtained hereby (the "WARRANTS") have been registered. The

Company agrees to give the registered Holder of the Warrants notice of its intent to file a registration statement with the Securities and Exchange Commission relating to any equity securities of the Company at least 45 days prior to the date of filing with the Securities and Exchange Commission of any such registration statement and to include in such registration statement, all shares of Common Stock issuable upon exercise hereof which Holder requests be included in such registration. Holder will bear customary selling expenses such as underwriter's discount and commissions and the Company will bear all other costs associated with the registration and sale of the shares included in such registration.

       5.4. CO-SALE RIGHTS. The Company agrees that in the event any founder, officer, or director of the Company enters into an Agreement to sell 20% of more of the capital Stock of the Company held by such founder, officer, and director and Subscriber is not a party to such purchase, the Company will not transfer the securities involved in such sale, unless, as a condition precedent to the sale by such founder, officer, or director, the transferee of such founder, officer, or director offers to purchase, on the same terms and conditions, of the sale by such founder, officer, or director, the same percentage of shares as the percentage purchased from such founder, officer, or director.

       5.5. COMPLIANCE WITH TERM SHEET. The Company agrees to comply with the terms and provisions of the term sheet (the "TERM SHEET") between the Company and its placement agent dated March 29, 1999, including without limitation its obligations concerning the repricing rights provided for in the Term Sheet that accompany the Shares.

       SECTION 6.    GENERAL PROVISIONS.

       6.1. ENTIRE AGREEMENT; AMENDMENTS. This Agreement supersedes all other prior oral or written agreements between Purchaser and the Company, their affiliates and persons acting on their behalf with respect to the matters discussed herein, and this Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein. Except as specifically set forth herein or therein, neither the Company nor Purchaser makes any representation, warranty, covenant, or undertaking with respect to such matters other than those contained in this Agreement. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the party to be charged with enforcement.

       6.2. GOVERNING LAWS. This Agreement shall be construed, administered and enforced according to the laws of the State of Colorado without giving effect to its conflict of law principles; PROVIDED HOWEVER, no Shares shall be issued except, in the reasonable judgment of the Board of Directors, in compliance with exemptions available under applicable state securities laws of the state in which Purchaser resides, and/or any other applicable securities laws.

       6.3. SUCCESSORS. This Agreement shall be binding upon and inure to the benefit of the heirs, legal representatives, successors, and permitted assigns of the parties.

       6.4. SEVERABILITY. In the event that any one or more of the provisions or portion thereof contained in this Agreement shall for any reason be held to be invalid, illegal, or unenforceable in any respect, the same shall not invalidate or otherwise affect any other provisions of this Agreement, and this Agreement shall be construed as if the invalid, illegal, or unenforceable provision or portion thereof had never been contained herein.

       6.5. HEADINGS. Paragraph and Section headings used herein are for convenience of reference only and shall not be considered in construing this Agreement.

       6.6. CORRECTNESS OF REPRESENTATIONS. Acceptance by the Purchaser of the certificate representing the Shares shall constitute a confirmation by the Purchaser that all agreements and representations made herein shall be true and correct at such time.

                  [Remainder of this page intentionally left blank]

                               SIGNATURE PAGE TO
                        COMMON STOCK PURCHASE AGREEMENT

PROVIDE THE FOLLOWING IDENTIFYING INFORMATION:

1.     NAME OF PURCHASER:     PRINCETON INSURANCE COMPANY
                              -------------------------------------------------

2.     PURCHASER'S ADDRESS:   P O BOX 5322
                              -------------------------------------------------
                              T46 ALEXANDER ROAD
                              -------------------------------------------------
3.     PURCHASER'S TELEPHONE: PRINCETON NJ 08543   609520-9404
                              -------------------------------------------------

4.     PURCHASER'S TAX ID OR SOCIAL SECURITY NUMBER: 22-2386692
                                                     --------------------------

PROVIDE THE FOLLOWING INFORMATION CONCERNING YOUR PURCHASE:

NUMBER OF SHARES PURCHASED:        20,000
                              ------------------
PURCHASE PRICE PER SHARE:            1.00
                              ------------------

TOTAL PURCHASE PRICE:              20,000
                              ------------------

ANSWER THE FOLLOWING QUESTIONS:

1. Are you aware of the fact that you have the opportunity to question a representative of the Company about this investment, the Company, the Company's properties, the Company's operations and the Company's methods of doing business?
                                          X
                                       --------                   --------
                                          Yes                         No

2.     (a)    Do you understand the merits and risks associated with investments in closely-held companies?
                                          X
                                       --------                   --------
                                          Yes                         No

       (b) Do you understand the merits and risks associated with an investment in the Company?
                                          X
                                       --------                   --------
                                          Yes                         No

3. Do you understand that there is no guarantee of any financial return on this investment and that you run the risk of losing your entire investment?
                                          X
                                       --------                   --------
                                          Yes                         No

4.     Do you understand that this investment is illiquid?
                                          X
                                       --------                   --------
                                          Yes                         No

       SIGNATURE: Executed by Purchaser this  23  day of April, 1999 at
                                            -----
     Princeton   ,   NJ
  ---------------  -------

       Purchaser Name (Printed):       ART AARONSON   UPI
                                  --------------------------------
       Purchaser Signature:        /s/ Art Aaronson
                                  --------------------------------

Accepted by the Company this ______ day of April, 1999: By:
                                                           ____________________
                                                           _________, President

                  Schedule to Common Stock Purchase Agreement
                              Dated April 6, 1999
                            Identifying Purchasers

  Purchaser and Address                    Date               No. of Shares
  ---------------------                    ----               -------------
GBS Capital Management, Ltd.           April 6, 1999             42,000

Silenus Limited                        April 6, 1999             20,000

Princeton Insurance Company            April 23, 1999             4,000

Chelverton Fund, Ltd.                  April 15, 1999            18,000

Mach Products, Inc.                      May 1999                28,000

SovCap Equity Partners Ltd.              May 1999                 8,000
